                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                FORM 8-K/A

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                             February 28, 2002


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                       56-0732648
_____________              _______________________          _______________
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    ______________

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                             EXPLANATORY NOTE

     Airgas, Inc. (the "Company") is filing this Amendment on Form 8-K/A to the Company's Form 8-K dated February 28, 2002, which was originally filed with the Securities and Exchange Commission on March 15, 2002. The Company is amending the previously filed Form 8-K to expressly state that certain sections of the Liquid Bulk Supply Agreement entered into with Air Products & Chemicals, Inc. filed under Exhibit 2.1 of the Form 8-K were redacted pursuant to a request submitted to the Securities and Exchange Commission for confidential treatment. The portions of the Liquid Bulk Supply Agreement in which certain information was redacted include sections 6.3 and 7.4. The omitted information is marked with bolded brackets and asterisks. The amended Exhibit listing under Item 7. is included below.
An amended Exhibit 2.1 is also being filed with this Form 8-K/A.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(c)  Exhibits.

     2.1 - Asset Purchase Agreement (the "Purchase Agreement") dated January 3, 2002, by and among Air Products and Chemicals, Inc., Airgas, Inc. and National Welders Supply Company, Inc. The Liquid Bulk Product Supply Agreement (the "Supply Agreement") is Exhibit E-1 to the Purchase Agreement and is being filed herewith.
        Certain information contained in sections 6.3 and 7.4 of the Supply Agreement have been omitted pursuant to a request submitted to the Securities and Exchange Commission for confidential treatment. The portions of the document that have been omitted are marked with bolded brackets and asterisks.

        (Except as set forth herein, the Schedules and Exhibits to the Purchase Agreement (a list of which is included in the Purchase Agreement) are not being filed as Exhibits to this Current Report on Form 8-K/A. The Registrant agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)


                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AIRGAS, INC.                         AIRGAS EAST, INC.
(Registrant)                         AIRGAS GREAT LAKES, INC.
                                     AIRGAS MID AMERICA, INC.
                                     AIRGAS NORTH CENTRAL, INC.
BY:  /s/ Robert M. McLaughlin        AIRGAS SOUTH, INC.
     ________________________        AIRGAS GULF STATES, INC.
     Robert M. McLaughlin            AIRGAS MID SOUTH, INC.
     Vice President & Controller     AIRGAS INTERMOUNTAIN, INC.
                                     AIRGAS NORPAC, INC.
                                     AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
                                     AIRGAS SOUTHWEST, INC.
                                     AIRGAS WEST, INC.
                                     AIRGAS SAFETY, INC.
                                     RUTLAND TOOL & SUPPLY CO., INC.
                                     AIRGAS CARBONIC, INC.
                                     AIRGAS SPECIALTY GASES, INC.
                                     NITROUS OXIDE CORP.
                                     RED-D-ARC, INC.
                                     AIRGAS DATA, LLC
                                     ________________________________________
                                     (Co-Registrants)


                                     BY: /s/ Robert M. McLaughlin
                                         ____________________________
                                         Robert M. McLaughlin
                                         Vice President


                                     ATNL, INC.
                                     ________________________________________
                                     (Co-Registrant)


                                     BY: /s/ Melanie Andrews
                                         ____________________________
                                         Melanie Andrews
                                         President


DATED:  May 19, 2004